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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest Event Reported):
                                  June 3, 1998





                       GREENWICH CAPITAL ACCEPTANCE, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   33-80740                    61199884
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)



600 Steamboat Road
Greenwich, Connecticut                                              06830
(Address of Principal                                            (Zip Code)
  Executive Offices)

Registrant's telephone number, including area code (203) 622-2700
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Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the Sequoia Mortgage Trust 3, Mortgage Loan Asset-Backed Certificates, Greenwich Capital Markets, Inc., as representative of the several underwriters (the "Representative") has prepared certain materials (the "Collateral Term Sheets") for distribution to their potential investors. Although Greenwich Capital Acceptance, Inc. (the "Company") provided the Representative with certain information regarding the characteristics of the mortgage loans in the related portfolio, the Company did not participate in the preparation of the Collateral Term Sheets.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1. These Collateral Term Sheets are filed on Form SE dated June 3, 1998 and supersede any prior collateral information which may have been previously filed with the Securities and Exchange Commission.






Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Collateral Term Sheets.
                  filed on Form SE dated June 3, 1998.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         GREENWICH CAPITAL ACCEPTANCE, INC.



                                         By:   /s/John Paul Graham
                                               Name:  /s/ John Paul Graham
                                               Title: Vice President



Dated:  June 3, 1998





Exhibit Index

Exhibit                                                                  Page

99.1     Collateral Term Sheets filed
         on Form SE dated June 3, 1998.






                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599





                                                June 3, 1998


BY MODEM

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549


        Re:      Greenwich Capital Acceptance, Inc.,
                 Sequoia Mortgage Trust 3, Mortgage Loan Asset-Backed
                 Certificates

Ladies and Gentlemen:

     On behalf of Greenwich Capital Acceptance, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Collateral Term Sheets in connection with the above-referenced transaction.



                                                    Very truly yours,

                                                    /s/ Edward B. Locke

                                                    Edward B. Locke


Enclosure